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                                                                    EXHIBIT 4.13


  COMMON STOCK                                                  COMMON STOCK
CERTIFICATE NUMBER                                                 SHARES


                                    Peabody
$0.01 PAR VALUE PER SHARE                             $0.01 PAR VALUE PER SHARE


                        INCORPORATED UNDER THE LAWS OF
                             THE STATE OF DELAWARE
                                                            CUSIP 693064 10 7
          THIS CERTIFICATE IS TRANSFERABLE              SEE REVERSE FOR CERTAIN
   IN CANTON, MA, JERSEY CITY, NJ OR NEW YORK, NY             DEFINITIONS


This Certifies that


is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF

PAR VALUE OF $0.01 PER SHARE OF PEABODY ENERGY CORPORATION transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:


EXECUTIVE VICE PRESIDENT AND SECRETARY       CHAIRMAN AND CHIEF EXECUTIVE
                                                       OFFICER

                                        Countersigned and Registered
                                           EQUISERVE TRUST COMPANY, N.A.
                                              Transfer Agent and Registrar,

                                        By

                                                       Authorized Signature

                          PEABODY ENERGY CORPORATION
                                CORPORATE SEAL
                                     1998
                                   DELAWARE
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                          PEABODY ENERGY CORPORATION

The Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT - ______ Custodian ______
                                                      (Cust)           (Minor)
TEN ENT - as tenants by the
          entireties

JT TEN  - as joint tenants with right of    under Uniform Gifts to Minors Act
          survivorship and not as tenants   _________________________________
          in common                                      (State)

 Additional abbreviations may also be used though not in the above list.

For value received, _______________________________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________


_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________
Attorney to transfer the said Stock registered on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________      ___________________________________________



Signature(s) Guaranteed        ___________________________________________
                               THE SIGNATURE TO THIS ASSIGNMENT MUST
                               CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                               FACE OF THIS CERTIFICATE IN EVERY PARTICULAR,
                               WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                               CHANGE WHATEVER.

By___________________________________________
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
  ELIGIBLE GUARANTOR INSTITUTION (BANKS,
  STOCKBROKERS, SAVINGS AND LOAN
  ASSOCIATIONS AND CREDIT UNIONS WITH
  MEMBERSHIP IN AN APPROVED SIGNATURE
  GUARANTEE MEDALLION PROGRAM), PURSUANT TO
  S.E.C. RULE 17Ad. 15.